Exhibit 10.8

Production Pricing Agreement (Standard)

Effective Date: 1/1/2023

Seller Name (“Seller”)	Simwon America Corp / Simwon NA Corp.
Address	400 D’Arcy Pkwy Lathrop CA 95330 USA / 19200 Marketplace Ave Kyle, TX 78640 US
Place of Incorporation	California / Texas

Delivery Location	Tesla, Inc. (Fremont / Texas)
Address	45500 Fremont Blvd Fremont, CA 94538 USA / 1 Tesla Rd Austin, TX 78725 USA

Seller’s Vendor Number with Tesla:	140823 / 184673
Pricing Validity Period (“Period”)	MS/MX: 1/1/2023 through 12/31/2024 M3 Legacy:1/1/2023 through 12/31/2023 MY: 1/1/2023 through 6/30/2025
Seller’s Guaranteed Capacity Commitment:	M3: 7.5K/week MY Legacy Fremont:6K/week MY Legacy Texas:5k/week MY SP Texas:5k/week MS: 1.5K/week MX: 1.5K/week
Payment Terms:	Net due 30 days

This Production Pricing Agreement (Standard) (the “PPA”) is entered into by Tesla, Inc. (collectively with its Affiliates, “Tesla”) and Seller, collectively with its Affiliates, (each a “Party”; collectively, the “Parties”) with respect to the goods and/or services described in Exhibit A (collectively, “Products”).

1.	Pricing. Tesla and Seller agree to the firm, not-to-exceed pricing shown in Exhibit A (the “Price”) and Seller shall not unilaterally increase Price, or reject any PO or Release issued hereunder by Tesla and/or its Authorized Purchasers to the extent it conforms to this PPA. The Parties shall conduct regular value analysis studies in an effort to identify potential savings and adjust the production price accordingly. Seller shall extend sufficient credit limit to cover weekly deliveries over the agreed payment term based on Seller’s Guaranteed Capacity Commitment. Seller and Tesla agree that purchase price variances (“PPVs”) shall not apply unless Tesla gives prior written approval. Seller shall be solely responsible for and make all capital and other investments required for production and delivery of any Products for Tesla in accordance with this PPA.

Orders, Volumes. Any Tesla entity and/or Authorized Purchaser may issue POs and/or Releases for Products pursuant to a PO hereunder. Seller acknowledges that any forecasted production volume through Tesla’s and/or its Authorized Purchaser’s online supplier portal or in other communications is provided for planning purposes only and is not a volume or purchase guarantee. Tesla and/or its Authorized Purchasers have the sole discretion to decide whether to place POs and Releases for Products based upon a number of factors, including, but not limited to Product pricing, quality, capacity, delivery schedule and other requirements. Tesla and/or its Authorized Purchasers shall have no liability for the failure to order any forecasted production volumes or any quantity of Products, and the binding selling quantities to be supplied by Seller by the applicable delivery dates will be specified in a PO issued hereunder or, as applicable, in an individual call-off schedules (“Releases”). Accordingly, Tesla and its Authorized Purchasers shall have no liability for excess and obsolete materials related to the Products unless it is caused by Tesla. Seller shall deliver Products by the delivery date, with the full quantity of the Products ordered on the applicable PO or Release at the not-to-exceed prices set forth in this PPA. Time, quantity, and quality are of the essence with respect to the Products. Seller is responsible for promptly entering into supply agreements with suppliers, including Directed Suppliers, that obligate those suppliers to supply Seller the products necessary for Seller to meet its obligations to Tesla under this PPA until the end of the Period. Upon Tesla’s request, but no more than quarterly, Seller shall specifically certify in a format acceptable to Tesla that Seller has such supply agreements in place for each Directed Supplier. Seller shall secure the right to make such supply agreements available to Tesla upon request. The lead-time for Products delivered to an address other than the Delivery Location above may be subject to equitable adjustment to be mutually agreed in writing by the Parties. Seller shall direct all invoices under a PO to the Tesla entity identified in the PO or, if applicable, to the Authorized Purchaser that issued the applicable Release. “Authorized Purchaser” means Tesla or any other entity that is authorized in writing by Tesla to purchase Products on behalf of Tesla.

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2.	Service Requirements. During the period in which Tesla and/or its Authorized Purchaser uses Products in the production of Tesla products (the “Production Period”) and for 20 years thereafter (the “Service Period”), Seller will sell Products to Tesla, its Affiliates and/or its Authorized Purchasers to fulfill all service requirements. Products during the Service Period will be the not-to-exceed price(s) and lead time(s) that were in effect at the end of the Production Period. Tesla will order service parts using the ordering process outlined in Section 1 of the General Terms. Seller agrees that Tesla and its Authorized Purchasers are not required to order any Products during the Service Period, and Seller shall not unilaterally increase Price or reject any service PO or Release issued hereunder which is consistent with this PPA. Tesla and its Authorized Purchasers shall have the option to designate a different delivery location for service parts.

3.	Renewal. If the Parties do not enter into a new PPA with respect to the Products by the expiration of the then-current Period and Seller has not provided at least twelve (12) months prior written notice to Tesla that Seller does not wish to renew the PPA, then this PPA shall renew for a subsequent period of time equal in length to the Period on the then-current terms (including Price) with a Seller Guaranteed Capacity Commitment equal to the greater of the volume stated above or the annualized average of Tesla’s monthly forecast over the preceding three months Any POs issued prior to such renewal shall continue in effect for the renewal Period. Seller shall continue to support ongoing engineering investigations and requests from Tesla, including providing updates to Tesla through weekly meetings. Seller agrees to promptly address all quality issues with respect to the Products and perform according to Tesla’s reasonable request and guidelines

4.	Miscellaneous. The Parties agree and acknowledge that the signed General Terms and Conditions for Prototype or Production Parts or Services in effect between Seller and Tesla executed on Jan 1, 2023 (the “General Terms”) this PPA, any applicable Purchase Order or Release, and any specifications, attachments or other documents referenced in any of the foregoing are incorporated by reference into this PPA as an integral part hereof (collectively, the “Contract”) and constitute, collectively, the entire agreement between the Parties and supersede all prior oral or written representations or agreements by the Parties with respect to its subject matter. The Parties agree that the geographic scope of warranties on the Products shall include the countries identified in the General Terms and, notwithstanding anything to the contrary in the General Terms, the countries in which Tesla Products are sold (as reflected on Tesla’s website, https://www.tesla.com/) at the time of Seller’s delivery of Products hereunder. No subsequent terms, conditions, understandings, or agreements purporting to modify the terms of this PPA (except for POs issued by or for Tesla hereunder) will be binding unless in writing and signed by both Parties. The Parties have bargained for and expressly agree that the rights and obligations of each Party contained in this PPA, including, without limitation, Seller’s obligation to deliver Products to Tesla and/or its Authorized Purchaser and Tesla’s and/or its Authorized Purchaser’s obligation to pay for delivered conforming Products under a Purchase Order and subsequent Release, constitute sufficient consideration for each Party’s execution, delivery and performance in accordance to this PPA.

Agreed by authorized representatives of each Party and signed by the Parties as of the Effective Date set forth above.

Production Pricing – Stamped Parts (with GTC) (Defined Term) ver. November 2022	Page 2 of 27

Seller, on behalf of itself and its Affiliates		Tesla, Inc., on behalf of itself and its Affiliates

By:	/s/ Jiyoun, Lee	By:	/s/ Julio Zuverza
Printed:	Jiyoun, Lee	Printed:	Julio Zuverza
Title:	Executive Director	Title:	Director-Global Supply Management
Date:	Dec 27, 2022	Date:	Apr 19, 2023

Production Pricing – Stamped Parts (with GTC) (Defined Term) ver. November 2022	Page 3 of 27

Production Pricing Agreement
Exhibit A: Bill of Material

Unit Pricing

● M3

		Lead Time		Raw Material Price (updated via the Raw Material Indexing Chart	Hardware / Purchased	Value-Add	Packaging	Frieght Price (if Seller responsible for	Total Price (sum of
Part Number	Description	w/ schedule	w/o schedule	below) (a)	Part (b)	Price (c)	Price (d)	shipping) (e)	columns a to e)	QPV
1096101-00-N	ASY CANTRAIL EXTENSION INR LH			3.95	0.75	8.93		0.53	14.17	1
1096102-00-K	ASY CANTRAIL EXTENSION INR RH			3.95	0.78	8.88		0.53	14.14	1
1080019-00-P	PNL B PILLAR OUTER LH			1.59	17.45	15.93		0.53	35.50	1
1080020-00-P	PNL B PILLAR OUTER RH			1.59	17.45	15.93		0.53	35.50	1
1080023-00-M	ASY COWL SIDE INNER LH			9.99	1.25	12.86		0.53	24.63	1
1080024-00-N	ASY COWL SIDE INNER RH			9.99	1.24	12.74		0.53	24.51	1
1073707-00-K	A PLR OUTER LH			27.20	0.95	16.23		0.53	44.91	1
1073708-00-K	A PLR OUTER RH			27.20	0.95	16.23		0.53	44.91	1
1080013-00-H	ASY B PLR INR LH			0.52	15.74	13.76		0.53	30.55	1
1080014-00-H	ASY B PLR INR RH			0.52	15.74	13.76		0.53	30.55	1
1101915-00-D	ASY PNL HINGE PILLAR LH			6.65	0.40	7.16		0.53	14.74	1
1101916-00-D	ASY PNL HINGE PILLAR RH			6.65	0.40	7.16		0.53	14.74	1
1073665-00-C	REAR HEADER UPR			3.05	0.04	3.38		0.53	7.01	1

Production Pricing – Prod Parts (with GTC) (Defined Term) ver. February 2021	Page 4 of 27

		Lead Time		Raw Material Price (updated via the Raw Material Indexing Chart	Hardware / Purchased	Value-Add	Packaging	Frieght Price (if Seller responsible for	Total Price (sum of
Part Number	Description	w/ schedule	w/o schedule	below) (a)	Part (b)	Price (c)	Price (d)	shipping) (e)	columns a to e)	QPV
1569119-00-B	ASY REAR HEADER LWR			5.58	0.18	6.46		0.53	12.76	1
1080465-00-F	ASS’Y-TORQUE BOX FRONT LH			12.38	0.10	10.68		0.53	23.70	1
1080466-00-F	ASS’Y-TORQUE BOX FRONT RH			12.38	0.10	10.68		0.53	23.70	1
1084547-00-E	FRONT RAIL INNER EXTN LH			3.50	0.04	3.03		0.53	7.11	1
1084548-00-E	FRONT RAIL INNER EXTN RH			3.50	0.04	3.03		0.53	7.11	1
1110192-00-D	ASY FRONT HEADER LOWER			5.37	0.24	7.54		0.53	13.69	1
1073671-00-D	PNL FRONT HEADER UPR			3.53	0.06	3.83		0.53	7.95	1
1082323-00-D	LONGITUDINAL UPPER LH			3.01	0.07	3.60		0.53	7.21	1
1082324-00-D	LONGITUDINAL UPPER RH			3.01	0.07	3.60		0.53	7.21	1
1073689-00-K	EXTN, ROOF RAIL LH			4.94	0.10	5.39		0.53	10.96	1
1073690-00-I	EXTN, ROOF RAIL RH			4.94	0.10	5.39		0.53	10.96	1
1101859-00-E	ASY, FRT LONGITUDINAL NODE OUTER LH			3.51	0.33	3.59		0.53	7.97	1
1101860-00-E	ASY, FRT LONGITUDINAL NODE OUTER RH			3.51	0.33	3.59		0.53	7.97	1
1076067-00-H	FRONT LONGITUDINAL NODE INNER LH			3.52	0.06	3.33		0.53	7.44	1

Production Pricing – Prod Parts (with GTC) (Defined Term) ver. February 2021	Page 5 of 27

		Lead Time		Raw Material Price (updated via the Raw Material Indexing Chart	Hardware / Purchased	Value-Add	Packaging	Frieght Price (if Seller responsible for	Total Price (sum of
Part Number	Description	w/ schedule	w/o schedule	below) (a)	Part (b)	Price (c)	Price (d)	shipping) (e)	columns a to e)	QPV
1076068-00-H	FRONT LONGITUDINAL NODE INNER RH			3.52	0.06	3.33		0.53	7.44	1
1080477-00-H	ASS’Y-FRT RAIL INNER REINF LH			7.36	0.42	6.15		0.53	14.46	1
1080478-00-H	ASS’Y-FRT RAIL INR REINF RH			7.36	0.42	6.15		0.53	14.46	1
1103447-00-H	ASS’Y-FRONT RAIL OUTER PANEL WITH REINF LH			10.84	0.48	8.31		0.53	20.16	1
1103448-00-H	ASS’Y-FRONT RAIL OUTER PANEL WITH REINF RH			10.84	0.48	8.31		0.53	20.16	1
1077930-00-I	Asy,CrossMember Rr SubF Mt Frt Upr			6.94	1.02	6.73		0.53	15.23	1
1078111-00-G	ASY - FRT SUBFRAME MOUNT REAR LH			3.96	2.22	3.96		0.53	10.68	1
1078112-00-G	ASY - FRT SUBFRAME MOUNT REAR RH			3.96	2.22	3.96		0.53	10.68	1
1073791-00-J,K	ASY, SHOCK TOWER UPR, LH			16.94	0.44	7.44		0.53	25.35	1
1073792-00-J,K	ASY, SHOCK TOWER UPR, RH			16.94	0.44	7.44		0.53	25.35	1
1080025-00-J	ASY SHOTGUN INNER LH			4.75	0.07	4.24		0.53	9.59	1
1080026-00-J	ASY SHOTGUN INNER RH			4.75	0.07	4.24		0.53	9.59	1

Production Pricing – Prod Parts (with GTC) (Defined Term) ver. February 2021	Page 6 of 27

		Lead Time		Raw Material Price (updated via the Raw Material Indexing Chart	Hardware / Purchased	Value-Add	Packaging	Frieght Price (if Seller responsible for	Total Price (sum of
Part Number	Description	w/ schedule	w/o schedule	below) (a)	Part (b)	Price (c)	Price (d)	shipping) (e)	columns a to e)	QPV
1080473-00-F	ASY - SHOTGUN TOWER COMPLETE LH			4.56	0.46	3.51		0.53	9.06	1
1080474-00-F	ASY - SHOTGUN TOWER COMPLETE RH			4.56	0.46	3.59		0.53	9.14	1
1073839-00-N	ASS’Y-SIDE SILL INR, LH			0.65	26.94	3.80		0.53	31.92	1
1073840-00-N	ASS’Y-SIDE SILL INR, RH			0.65	26.94	3.80		0.53	31.92	1
1082281-00-F	ASS’Y-SIDE SILL OTR, LH			5.60	21.83	7.32		0.53	35.28	1
1082282-00-F	ASS’Y-SIDE SILL OTR, RH			5.60	21.83	7.32		0.53	35.28	1
1080463-00-L	ASS’Y-FRT RAIL INR PNL WITH BRACKETS LH			0.11	17.08	1.91		0.53	19.63	1
1080464-00-M	ASS’Y-FRT RAIL INR PNL WITH BRACKETS RH			0.11	17.08	1.91		0.53	19.63	1
1105305-00-C	Asy Frunk Brkt			0.09	0.03	0.23		0.53	0.89	2
1073811-00-G	M3S FRT SUBFRAME MNT FRT INR LH			0.55	0.00	0.33		0.53	1.42	1
1073812-00-G	M3S FRT SUBFRAME MNT FRT INR RH			0.55	0.00	0.33		0.53	1.42	1

Production Pricing – Prod Parts (with GTC) (Defined Term) ver. February 2021	Page 7 of 27

● MY Fremont

		Lead Time		Raw Material Price (updated via the Raw Material Indexing Chart	Hardware / Purchased	Value-Add	Packaging	Frieght Price (if Seller responsible for	Total Price (sum of
Part Number	Description	w/ schedule	w/o schedule	below) (a)	Part (b)	Price (c)	Price (d)	shipping) (e)	columns a to e)	QPV
1487697-00-F	ASY - DOOR RING OUTER LH			5.94	108.38	72.47		0.53	187.32	1
1487698-00-F	ASY - DOOR RING OUTER RH			5.94	108.38	72.47		0.53	187.32	1
1487809-00-L	ASY - DOOR RING INNER LH			3.81	109.66	60.84		0.53	174.85	1
1487810-00-L	ASY - DOOR RING INNER RH			3.81	109.72	61.05		0.53	175.11	1
1487809-00-M	ASY - DOOR RING INNER LH			3.81	109.70	61.17		0.53	175.21	1
1487810-00-M	ASY - DOOR RING INNER RH			3.81	109.75	61.37		0.53	175.47	1
1529389-00-J	ASY-WhlHse Outer and Extn,LH			10.48	0.23	5.97		0.53	17.21	1
1704910-00-C	ASY-WhlHse Outer and Extn,RH			10.48	0.41	6.73		0.53	18.16	1
1510098-00-H	BSO REAR EXT LWR,LH			3.52	0.00	1.64		0.53	5.69	1
1522163-00-H	BSO REAR EXT LWR,RH			3.52	0.00	1.64		0.53	5.69	1
1508627-00-C	ASY-FRT RAIL INR WITH FRUNK BRKT LH			0.64	0.45	20.10		0.53	21.72	1
1508628-00-D	ASY-FRT RAIL INR WITH FRUNK BRKT RH			0.64	0.45	20.10		0.53	21.72	1
1487649-00-H	ASSY - CENTER DASH			6.44	0.15	5.17		0.53	12.29	1
1617979-00-D,E	ASSY - CENTER DASH			6.44	0.27	5.35		0.53	12.59	1
1509013-00-A	ASY, EXTENSION RR WHEEL HOUSE, LH			0.99	0.05	1.06		0.53	2.63	1
1509014-00-A	ASY, EXTENSION RR WHEELHOUSE, RH			0.99	0.05	1.06		0.53	2.63	1
1566388-00-B	Extn Asm - ChargePort BSO Rear, LH			5.19	0.36	2.58		0.53	8.67	1
1487850-00-J	Fstnr Asy,Extn BSO Rear,RH			3.96	0.42	2.53		0.53	7.45	1

Production Pricing – Prod Parts (with GTC) (Defined Term) ver. February 2021	Page 8 of 27

● MS

		Lead Time		Raw Material Price (updated via the Raw Material Indexing Chart	Hardware / Purchased	Value-Add	Packaging	Frieght Price (if Seller responsible for	Total Price (sum of
Part Number	Description	w/ schedule	w/o schedule	below) (a)	Part (b)	Price (c)	Price (d)	shipping) (e)	columns a to e)	QPV
1553793-00-D	ASY B-PILLAR INR LH			0.00	22.84	17.68		0.53	41.05	1
1553794-00-D	ASY B-PILLAR INR RH			0.00	22.84	17.68		0.53	41.05	1
1562609-00-D	Asy-Front Header Lower			10.22	0.33	8.47		0.53	19.55	1
1562639-00-B	HEADER-FR UPR			4.48	0.06	5.64		0.53	10.72	1
1609736-00-A,B	ASY - DASH AND BRAKE REINFS			23.91	0.34	29.97		0.53	54.75	1
1553837-00-A	Stiff,Dash IP Mount			0.94	0.00	1.79		0.53	3.27	1
1059021-00-E	SUB-ASSY - COWL SIDE LH SX			12.76	1.84	20.36		0.53	35.49	1
1059022-00-E	SUB-ASSY - COWL SIDE RH SX			12.76	1.84	20.36		0.53	35.49	1
1553775-00-D	MS P2 BIW FENDER FASCIA BKT ASSY LH			4.17	0.32	13.48		0.53	18.50	1
1553776-00-D	MS P2 BIW FENDER FASCIA BKT ASSY RH			4.17	0.32	13.48		0.53	18.50	1
1553785-00-A	GUSSET RAMP LH			3.43	0.06	7.67		0.53	11.70	1
1553786-00-A	GUSSET RAMP RH			3.43	0.06	7.67		0.53	11.70	1
1420566-00-C	RSF FR SHEAR PLATE, MODEL S/X, P2			1.32	0.00	1.75		0.53	3.60	2

Production Pricing – Prod Parts (with GTC) (Defined Term) ver. February 2021	Page 9 of 27

● MX

		Lead Time		Raw Material Price (updated via the Raw Material Indexing Chart	Hardware / Purchased	Value-Add	Packaging	Frieght Price (if Seller responsible for	Total Price (sum of
Part Number	Description	w/ schedule	w/o schedule	below) (a)	Part (b)	Price (c)	Price (d)	shipping) (e)	columns a to e)	QPV
1647733-00-F	SUB ASSY - LAMP HOUSING LH,P2 ROW			7.78	0.99	17.66		0.53	26.96	1
1553983-00-B	FR FLR LONGITUDINAL			16.81	0.00	12.40		0.53	29.74	1

● MY Legacy

1487871-00-H	RR WHEELHOUSE OTR LH	7.02	0.00	2.74	0.54	10.30	1
1529383-00-G	Extn-WhlHse Outer Rear,LH	3.46	0.00	2.04	0.19	5.69	1
1487872-00-G	RR WHEELHOUSE OTR RH	7.02	0.00	2.74	0.54	10.30	1
1529384-00-K	Extn-WhlHse Outer Rear,RH	3.46	0.00	2.04	0.19	5.69	1
1487697-SS-F	ASY - DOOR RING OUTER LH - SS	5.94	108.27	63.90		178.10	1
1487698-SS-F	ASY - DOOR RING OUTER RH - SS	5.94	108.27	63.90		178.10	1
1487809-Q1-L	ASY - DOOR RING INNER LH	3.81	109.66	79.35		192.83	1
1487810-Q1-L	ASY - DOOR RING INNER RH	3.81	109.72	79.56		193.09	1
1487809-00-M	ASY - DOOR RING INNER LH	3.81	109.70	79.68		193.19	1
1487810-00-M	ASY - DOOR RING INNER RH	3.81	109.75	79.89		193.45	1

● MY SP

1609143-TX-C,D	ASY - DOOR RING OUTER LH - CAST FUB	5.92	182.41	53.91	242.24	1
1609144-TX-C,D	ASY - DOOR RING OUTER RH - CAST FUB	5.92	182.40	53.58	241.89	1
1608447-T9-F	ASY - SP DOOR RING INNER LH - NA	3.41	140.12	52.23	195.75	1
1608448-T9-E	ASY - SP DOOR RING INNER RH - NA	3.41	140.11	52.10	195.62	1
1608447-TX-G	ASY - SP DOOR RING INNER LH - NA	3.41	140.12	52.41	195.93	1
1608448-TX-F	ASY - SP DOOR RING INNER RH - NA	3.41	140.11	52.28	195.80	1

Production Pricing – Prod Parts (with GTC) (Defined Term) ver. February 2021	Page 10 of 27

Raw Material Indexing (if applicable)

Part Number End part	Part Number Sub part	Revision Level	Raw Material Type	Raw Material Weight (kg) (A)	Tier 2 RM Supplier Name / Update Frequency	Index Cost ($/kg) (B)	Scrap Re-Ssle ($) (C)	Date Base Set	RM Price (input to column (a) in the Unit Pricing above) (A*B)-C
1096101-00-N	1073687		HF-800-950-MnB-S	2.03	Vama / Half-Yearly	2.00	0.11	JAN. 2023	3.95
1096102-00-K	1073688		HF-800-950-MnB-S	2.03	Vama / Half-Yearly	2.00	0.11	JAN. 2023	3.95
1080019-00-P	1073721		HF-950-1300-MnB-S	0.56	Vama / Half-Yearly	1.92	0.02	JAN. 2023	1.05
	1073725		HF-950-1300-MnB-S	0.23	Vama / Half-Yearly	1.94	0.01	JAN. 2023	0.45
	1086653		CR-340-410-LA-S	0.08	Posco / Yearly	1.19	0.00	JAN. 2023	0.09
	1073723		TWB		Gonvvama / Hal-Yearly	16.99		JAN. 2023	16.99
1080020-00-P	1073721		HF-950-1300-MnB-S	0.56	Vama / Half-Yearly	1.92	0.02	JAN. 2023	1.05
	1073725		HF-950-1300-MnB-S	0.23	Vama / Half-Yearly	1.94	0.01	JAN. 2023	0.45
	1086653		CR-340-410-LA-S	0.08	Posco / Yearly	1.19	0.00	JAN. 2023	0.09
	1073724		TWB		Gonvvama /Hal-Yearly	16.99		JAN. 2023	16.99
1080023-00-M	1073773		HF-950-1300-MnB-S	4.55	Vama / Half-Yearly	1.97	0.24	JAN. 2023	8.73
	1089302		CR-340-410-LA-S	0.28	Posco / Yearly	1.20	0.01	JAN. 2023	0.33
	1096185		CR-440-780-DP-SGI60/60-U	0.73	Posco / Yearly	1.32	0.03	JAN. 2023	0.94
	1073774		HF-950-1300-MnB-S	4.55	Vama / Half-Yearly	1.97	0.24	JAN. 2023	8.73

Production Pricing – Prod Parts (with GTC) (Defined Term) ver. February 2021	Page 11 of 27

Part Number End part	Part Number Sub part	Revision Level	Raw Material Type	Raw Material Weight (kg) (A)	Tier 2 RM Supplier Name / Update Frequency	Index Cost ($/kg) (B)	Scrap Re-Ssle ($) (C)	Date Base Set	RM Price (input to column (a) in the Unit Pricing above) (A*B)-C
1080024-00-N	1089303		CR-340-410-LA-S	0.28	Posco / Yearly	1.20	0.01	JAN. 2023	0.33
	1096186		CR-440-780-DP-S GI60/60-U	0.73	Posco / Yearly	1.32	0.03	JAN. 2023	0.94
1073707-00-K	1073709		HF-950-1300-MnB-S	1.13	Vama / Half-Yearly	1.92	0.02	JAN. 2023	2.15
	1073715		HF-950-1300-MnB-S	13.52	Vama / Half-Yearly	1.93	1.11	JAN. 2023	25.05
1073708-00-K	1073713		HF-950-1300-MnB-S	1.13	Vama / Half-Yearly	1.92	0.02	JAN. 2023	2.15
	1073716		HF-950-1300-MnB-S	13.52	Vama / Half-Yearly	1.93	1.11	JAN. 2023	25.05
1080013-00-H	1098799		HF-950-1300-MnB-S	0.27	Vama / Half-Yearly	1.95	0.01	JAN. 2023	0.52
	1073717		TWB		Gonvvama / Hal-Yearly	15.48		JAN. 2023	15.48
1080014-00-H	1098800		HF-950-1300-MnB-S	0.27	Vama / Half-Yearly	1.95	0.01	JAN. 2023	0.52
	1073718		TWB		Gonvvama / Hal-Yearly	15.48		JAN. 2023	15.48
1101915-00-D	1073703		HF-950-1300-MnB-S	3.53	Vama / Half-Yearly	1.93	0.19	JAN. 2023	6.65
1101916-00-D	1073704		HF-950-1300-MnB-S	3.53	Vama / Half-Yearly	1.93	0.19	JAN. 2023	6.65
1073665-00-C	1073665		HF-950-1300-MnB-S	1.60	Vama / Half-Yearly	1.96	0.08	JAN. 2023	3.05
1569119-00-B	1073667		HF-950-1300-MnB-S	2.94	Vama / Half-Yearly	1.95	0.14	JAN. 2023	5.58
1080465-00-F	1075947		HF-950-1300-MnB-S	2.31	Vama / Half-Yearly	1.96	0.14	JAN. 2023	4.39
	1075945		HF-950-1300-MnB-S	2.73	Vama / Half-Yearly	1.95	0.19	JAN. 2023	5.13

Production Pricing – Prod Parts (with GTC) (Defined Term) ver. February 2021	Page 12 of 27

Part Number End part	Part Number Sub part	Revision Level	Raw Material Type	Raw Material Weight (kg) (A)	Tier 2 RM Supplier Name / Update Frequency	Index Cost ($/kg)(B)	Scrap Re-Ssle ($)(C)	Date Base Set	RM Price (input to column (a) in the Unit Pricing above) (A*B)-C
1080466-00-F	1084685		CR-550-650-LA-S	1.72	Baosteel / Quarterly	1.73	0.11	JAN. 2023	2.87
	1075948		HF-950-1300-MnB-S	2.31	Vama / Half-Yearly	1.96	0.14	JAN. 2023	4.39
	1075946		HF-950-1300-MnB-S	2.73	Vama / Half-Yearly	1.95	0.19	JAN. 2023	5.13
	1084686		CR-550-650-LA-S	1.72	Baosteel / Quarterly	1.73	0.11	JAN. 2023	2.87
1084547-00-E	1084547		HF-950-1300-MnB-S	1.88	Vama / Half-Yearly	1.95	0.16	JAN. 2023	3.50
1084548-00-E	1084548		HF-950-1300-MnB-S	1.88	Vama / Half-Yearly	1.95	0.16	JAN. 2023	3.50
1110192-00-D	1073669		HF-950-1300-MnB-S	2.82	Vama / Half-Yearly	1.95	0.12	JAN. 2023	5.37
1073671-00-D	1073671		HF-950-1300-MnB-S	1.84	Vama / Half-Yearly	1.95	0.07	JAN. 2023	3.53
1082323-00-D	1082323		HF-950-1300-MnB-S	1.55	Vama / Half-Yearly	1.99	0.08	JAN. 2023	3.01
1082324-00-D	1082324		HF-950-1300-MnB-S	1.55	Vama / Half-Yearly	1.99	0.08	JAN. 2023	3.01
1073689-00-K	1073689		HF-950-1300-MnB-S	2.56	Vama / Half-Yearly	1.96	0.08	JAN. 2023	4.94
1073690-00-I	1073690		HF-950-1300-MnB-S	2.56	Vama / Half-Yearly	1.96	0.08	JAN. 2023	4.94
1101859-00-E	1076129		HF-950-1300-MnB-S	1.86	Vama / Half-Yearly	1.96	0.14	JAN. 2023	3.51
1101860-00-E	1076130		HF-950-1300-MnB-S	1.86	Vama / Half-Yearly	1.96	0.14	JAN. 2023	3.51
1076067-00-H	1076067		HF-950-1300-MnB-S	1.86	Vama / Half-Yearly	1.96	0.13	JAN. 2023	3.52

Production Pricing – Prod Parts (with GTC) (Defined Term) ver. February 2021	Page 13 of 27

Part Number End part	Part Number Sub part	Revision Level	Raw Material Type	Raw Material Weight (kg) (A)	Tier 2 RM Supplier Name / Update Frequency	Index Cost ($/kg)(B)	Scrap Re-Ssle ($)(C)	Date Base Set	RM Price (input to column (a) in the Unit Pricing above) (A*B)-C
1076068-00-H	1076068		HF-950-1300-MnB-S	1.86	Vama / Half-Yearly	1.96	0.13	JAN. 2023	3.52
1080477-00-H	1073815		HF-800-950-MnB-S	3.75	Vama / Half-Yearly	2.01	0.18	JAN. 2023	7.36
1080478-00-H	1073816		HF-800-950-MnB-S	3.75	Vama / Half-Yearly	2.01	0.18	JAN. 2023	7.36
1103447-00-H	1075943		HF-800-950-MnB-S	5.49	Vama / Half-Yearly	2.02	0.26	JAN. 2023	10.84
1103448-00-H	1075944		HF-800-950-MnB-S	5.49	Vama / Half-Yearly	2.02	0.26	JAN. 2023	10.84
1077930-00-I	1073909		CR-330-590-DP-S	3.00	Posco / Yearly	1.30	0.18	JAN. 2023	3.71
	1086959		CR-330-590-DP-S	1.30	Posco / Yearly	1.29	0.08	JAN. 2023	1.59
	1097315		CR-330-590-DP-S	0.12	Posco / Yearly	1.28	0.01	JAN. 2023	0.15
	1101351		CR-330-590-DP-S	0.29	Posco / Yearly	1.28	0.02	JAN. 2023	0.35
	1086958		CR-330-590-DP-S	0.91	Posco / Yearly	1.29	0.03	JAN. 2023	1.14
1078111-00-G	1076085		HR-550-610-LA-S	1.18	Posco / Yearly	1.20	0.07	JAN. 2023	1.34
	1078133		CR-340-410-LA-S	1.04	Posco / Yearly	1.20	0.08	JAN. 2023	1.16
	1088947		HR2-180-270-S	0.23	Posco / Yearly	1.10	0.02	JAN. 2023	0.24
	1073813		CR-420-590-LA-S	0.49	Posco / Yearly	1.29	0.04	JAN. 2023	0.59
	1097339		CR-1350-1700-MS-S EG	0.19	US Steel / Half-Yearly	3.33	0.01	JAN. 2023	0.63
	1076086		HR-550-610-LA-S	1.18	Posco / Yearly	1.20	0.07	JAN. 2023	1.34

Production Pricing – Prod Parts (with GTC) (Defined Term) ver. February 2021	Page 14 of 27

Part Number End part	Part Number Sub part	Revision Level	Raw Material Type	Raw Material Weight (kg) (A)	Tier 2 RM Supplier Name / Update Frequency	Index Cost ($/kg) (B)	Scrap Re-Ssle ($) (C)	Date Base Set	RM Price (input to column (a) in the Unit Pricing above) (A*B)-C
1078112-00-G	1078134		CR-340-410-LA-S	1.04	Posco / Yearly	1.20	0.08	JAN. 2023	1.16
	1088947		HR2-180-270-S	0.23	Posco / Yearly	1.10	0.02	JAN. 2023	0.24
	1073814		CR-420-590-LA-S	0.49	Posco / Yearly	1.29	0.04	JAN. 2023	0.59
	1097339		CR-1350-1700-MS-S EG	0.19	US Steel / Half-Yearly	3.33	0.01	JAN. 2023	0.63
1073791-00-J,K	1073799		HR-550-610-LA-S	10.90	Posco / Yearly	1.19	0.87	JAN. 2023	12.14
	1073797		HR-550-610-LA-S	1.65	Posco / Yearly	1.19	0.11	JAN. 2023	1.86
	1079170		CR-550-650-LA-S	1.07	Baosteel / Quarterly	1.73	0.07	JAN. 2023	1.78
	1073793		HR-550-610-LA-S	1.02	Posco / Yearly	1.19	0.05	JAN. 2023	1.16
1073792-00-J,K	1073800		HR-550-610-LA-S	10.90	Posco / Yearly	1.19	0.87	JAN. 2023	12.14
	1073798		HR-550-610-LA-S	1.65	Posco / Yearly	1.19	0.11	JAN. 2023	1.86
	1079171		CR-550-650-LA-S	1.07	Baosteel / Quarterly	1.73	0.07	JAN. 2023	1.78
	1073794		HR-550-610-LA-S	1.02	Posco / Yearly	1.19	0.05	JAN. 2023	1.16
1080025-00-J	1073785		CR-330-590-DP-S-GI60/60-U	0.21	Posco / Yearly	1.29	0.01	JAN. 2023	0.26
	1073763		CR-330-590-DP-S	3.07	Posco / Yearly	1.29	0.19	JAN. 2023	3.77
	1098801		CR2-140-270-S	0.04	Posco / Yearly	1.15	0.00	JAN. 2023	0.04
	1118775		CR-440-780-DP-S	0.54	Posco / Yearly	1.32	0.03	JAN. 2023	0.68
	1073764		CR-330-590-DP-S	3.07	Posco / Yearly	1.29	0.19	JAN. 2023	3.77

Production Pricing – Prod Parts (with GTC) (Defined Term) ver. February 2021	Page 15 of 27

Part Number End part	Part Number Sub part	Revision Level	Raw Material Type	Raw Material Weight (kg) (A)	Tier 2 RM Supplier Name / Update Frequency	Index Cost ($/kg) (B)	Scrap Re-Ssle ($) (C)	Date Base Set	RM Price (input to column (a) in the Unit Pricing above) (A*B)-C
1080026-00-J	1073786		CR-330-590-DP-S-GI60/60-U	0.21	Posco / Yearly	1.29	0.01	JAN. 2023	0.26
	1098801		CR2-140-270-S	0.04	Posco / Yearly	1.15	0.00	JAN. 2023	0.04
	1118776		CR-440-780-DP-S	0.54	Posco / Yearly	1.32	0.03	JAN. 2023	0.68
1080473-00-F	1073781		CR-700-980-DP-S	1.30	Posco / Yearly	1.40	0.08	JAN. 2023	1.74
	1074845		HR-550-610-LA-S	1.13	Posco / Yearly	1.19	0.08	JAN. 2023	1.27
	1073779		CR-440-780-DP-S	1.13	Posco / Yearly	1.32	0.07	JAN. 2023	1.42
	1089673		CR2-140-270-S	0.12	Posco / Yearly	1.17	0.01	JAN. 2023	0.13
1080474-00-F	1073782		CR-700-980-DP-S	1.30	Posco / Yearly	1.40	0.08	JAN. 2023	1.74
	1074846		HR-550-610-LA-S	1.13	Posco / Yearly	1.19	0.08	JAN. 2023	1.27
	1073780		CR-440-780-DP-S	1.13	Posco / Yearly	1.32	0.07	JAN. 2023	1.42
	1089674		CR2-140-270-S	0.12	Posco / Yearly	1.17	0.01	JAN. 2023	0.13
1073839-00-N	1089639		CR2-140-270-S	0.07	Posco / Yearly	1.17	0.00	JAN. 2023	0.08
	1092744		CR-340-410-LA-S	0.04	Posco / Yearly	1.20	0.00	JAN. 2023	0.05
	1076679		CR-340-410-LA-S	0.25	Posco / Yearly	1.20	0.01	JAN. 2023	0.29
	1076680		CR-340-410-LA-S	0.20	Posco / Yearly	1.20	0.01	JAN. 2023	0.22
1073840-00-N	1089640		CR2-140-270-S	0.07	Posco / Yearly	1.17	0.00	JAN. 2023	0.08
	1092744		CR-340-410-LA-S	0.04	Posco / Yearly	1.20	0.00	JAN. 2023	0.05

Production Pricing – Prod Parts (with GTC) (Defined Term) ver. February 2021	Page 16 of 27

Part Number End part	Part Number Sub part	Revision Level	Raw Material Type	Raw Material Weight (kg) (A)	Tier 2 RM Supplier Name / Update Frequency	Index Cost ($/kg) (B)	Scrap Re-Ssle ($) (C)	Date Base Set	RM Price (input to column (a) in the Unit Pricing above) (A*B)-C
	1076679		CR-340-410-LA-S	0.25	Posco / Yearly	1.20	0.01	JAN. 2023	0.29
	1076680		CR-340-410-LA-S	0.20	Posco / Yearly	1.20	0.01	JAN. 2023	0.22
1082281-00-F	1083445		CR-440-780-DP-S	0.45	Posco / Yearly	1.32	0.02	JAN. 2023	0.58
	1078578		CR-420-590-LA-S	0.65	Posco / Yearly	1.29	0.02	JAN. 2023	0.82
	1093317		CR-420-590-LA-S	1.61	Posco / Yearly	1.29	0.11	JAN. 2023	1.96
	1077156		CR-340-410-LA-S	0.91	Posco / Yearly	1.23	0.06	JAN. 2023	1.06
	1102127		CR-420-590-LA-S	0.62	Posco / Yearly	1.29	0.02	JAN. 2023	0.77
	1121311		CR-700-980-DP-S	0.30	Posco / Yearly	1.38	0.01	JAN. 2023	0.41
1082282-00-F	1083446		CR-440-780-DP-S	0.45	Posco / Yearly	1.32	0.02	JAN. 2023	0.58
	1078578		CR-420-590-LA-S	0.65	Posco / Yearly	1.29	0.02	JAN. 2023	0.82
	1093318		CR-420-590-LA-S	1.61	Posco / Yearly	1.29	0.11	JAN. 2023	1.96
	1077158		CR-340-410-LA-S	0.91	Posco / Yearly	1.23	0.06	JAN. 2023	1.06
	1102127		CR-420-590-LA-S	0.62	Posco / Yearly	1.29	0.02	JAN. 2023	0.77
	1121312		CR-700-980-DP-S	0.30	Posco / Yearly	1.38	0.01	JAN. 2023	0.41
1080463-00-L	1101049		CR-340-410-LA-S	0.09	Posco / Yearly	1.20	0.00	JAN. 2023	0.11
1105305-00-C	1086019		CR-440-780-DP-S	0.07	Posco / Yearly	1.32	0.00	JAN. 2023	0.09
1073811-00-G	1073811		CR-550-650-LA-S	0.32	Baosteel / Quarterly	1.73	0.01	JAN. 2023	0.55

Production Pricing – Prod Parts (with GTC) (Defined Term) ver. February 2021	Page 17 of 27

Part Number End part	Part Number Sub part	Revision Level	Raw Material Type	Raw Material Weight (kg) (A)	Tier 2 RM Supplier Name / Update Frequency	Index Cost ($/kg) (B)	Scrap Re-Ssle ($) (C)	Date Base Set	RM Price (input to column (a) in the Unit Pricing above) (A*B)-C
1080464-00-M	1101049		CR-340-410-LA-S	0.09	Posco / Yearly	1.20	0.00	JAN. 2023	0.11
1073812-00-G	1073812		CR-550-650-LA-S	0.32	Baosteel / Quarterly	1.73	0.01	JAN. 2023	0.55
1487697-00-F	1487521		HF-800-950-MnB-S	0.63	Vama / Half-Yearly	2.01	0.02	JAN. 2023	1.24
	1487523		HF-950-1300-MnB-S	0.39	Vama / Half-Yearly	1.95	0.00	JAN. 2023	0.76
	1487517		HR-500-560-LA-S	1.32	Baosteel / Quarterly	1.65	0.09	JAN. 2023	2.08
	1487519		HR-500-560-LA-S	1.11	Baosteel / Quarterly	1.65	0.08	JAN. 2023	1.76
	1086653		CR-340-410-LA-S	0.08	Posco / Yearly	1.19	0.00	JAN. 2023	0.09
	1516487		CR1-140-270-S	0.02	Posco / Yearly	1.19	0.00	JAN. 2023	0.02
	1487497		TWB		AMTB / Hal-Yearly	104.52		JAN. 2023	104.52
1487698-00-F	1487522		HF-800-950-MnB-S	0.63	Vama / Half-Yearly	2.01	0.02	JAN. 2023	1.24
	1487524		HF-950-1300-MnB-S	0.39	Vama / Half-Yearly	1.95	0.00	JAN. 2023	0.76
	1487518		HR-500-560-LA-S	1.32	Baosteel / Quarterly	1.65	0.09	JAN. 2023	2.08
	1487520		HR-500-560-LA-S	1.11	Baosteel / Quarterly	1.65	0.08	JAN. 2023	1.76
	1086653		CR-340-410-LA-S	0.08	Posco / Yearly	1.19	0.00	JAN. 2023	0.09
	1516488		CR1-140-270-S	0.02	Posco / Yearly	1.19	0.00	JAN. 2023	0.02
	1487498		TWB		AMTB / Hal-Yearly	104.52		JAN. 2023	104.52
	1487525		CR1-140-270-S	0.05	Posco / Yearly	1.17	0.00	JAN. 2023	0.06

Production Pricing – Prod Parts (with GTC) (Defined Term) ver. February 2021	Page 18 of 27

Part Number End part	Part Number Sub part	Revision Level	Raw Material Type	Raw Material Weight (kg) (A)	Tier 2 RM Supplier Name / Update Frequency	Index Cost ($/kg) (B)	Scrap Re-Ssle ($) (C)	Date Base Set	RM Price (input to column (a) in the Unit Pricing above) (A*B)-C
1487809-00-L,M	1487541		CR-340-410-LA-S	0.40	Posco / Yearly	1.20	0.03	JAN. 2023	0.44
	1487729		CR-440-780-DP-S	0.43	Posco / Yearly	1.33	0.02	JAN. 2023	0.56
	1092744		CR-340-410-LA-S	0.04	Posco / Yearly	1.20	0.00	JAN. 2023	0.05
	1076679		CR-340-410-LA-S	0.25	Posco / Yearly	1.20	0.01	JAN. 2023	0.29
	1076680		CR-340-410-LA-S	0.20	Posco / Yearly	1.20	0.01	JAN. 2023	0.22
	1516583		CR-700-980-DP-S	1.49	Posco / Yearly	1.38	0.11	JAN. 2023	1.95
	1518729		CR2-140-270-S-GI60/60	0.23	Posco / Yearly	1.15	0.02	JAN. 2023	0.24
	1487533		TWB		AMTB / Hal-Yearly	107.67		JAN. 2023	107.67
1487810-00-L,M	1487526		CR1-140-270-S	0.05	Posco / Yearly	1.17	0.00	JAN. 2023	0.06
	1487542		CR-340-410-LA-S	0.40	Posco / Yearly	1.20	0.03	JAN. 2023	0.44
	1487730		CR-440-780-DP-S	0.43	Posco / Yearly	1.33	0.02	JAN. 2023	0.56
	1092744		CR-340-410-LA-S	0.04	Posco / Yearly	1.20	0.00	JAN. 2023	0.05
	1076679		CR-340-410-LA-S	0.25	Posco / Yearly	1.20	0.01	JAN. 2023	0.29
	1076680		CR-340-410-LA-S	0.20	Posco / Yearly	1.20	0.01	JAN. 2023	0.22
	1516584		CR-700-980-DP-S	1.49	Posco / Yearly	1.38	0.11	JAN. 2023	1.95
	1518730		CR2-140-270-S-GI60/60	0.23	Posco / Yearly	1.15	0.02	JAN. 2023	0.24
	1487534		TWB		AMTB / Hal-Yearly	107.67		JAN. 2023	107.67

Production Pricing – Prod Parts (with GTC) (Defined Term) ver. February 2021	Page 19 of 27

Part Number End part	Part Number Sub part	Revision Level	Raw Material Type	Raw Material Weight (kg) (A)	Tier 2 RM Supplier Name / Update Frequency	Index Cost ($/kg) (B)	Scrap Re-Ssle ($) (C)	Date Base Set	RM Price (input to column (a) in the Unit Pricing above) (A*B)-C
1509013-00-A	1487869		CR2-140-270	0.87	Posco / Yearly	1.17	0.03	JAN. 2023	0.99
1529389-00-J	1487871		6016-T4-S-IB-1	1.67	Nanshan / Quarterly	4.83	1.02	JAN. 2023	7.02
	1529383		6016-T4-S-IB-1	0.80	Nanshan / Quarterly	4.83	0.38	JAN. 2023	3.46
1704910-00-C	1487872		6016-T4-S-IB-1	1.67	Nanshan / Quarterly	4.83	1.02	JAN. 2023	7.02
	1529384		6016-T4-S-IB-1	0.80	Nanshan / Quarterly	4.83	0.38	JAN. 2023	3.46
1509014-00-A	1487870		CR2-140-270	0.87	Posco / Yearly	1.17	0.03	JAN. 2023	0.99
1487649-00-H	1487563		CR2-140-270-S-GI60/60-U	5.20	Posco / Yearly	1.18	0.25	JAN. 2023	5.86
	1487543		CR-340-410-LA-S-GI60/60-U	0.15	Posco / Yearly	1.20	0.01	JAN. 2023	0.17
	1487544		CR-340-410-LA-S-GI60/60-U	0.36	Posco / Yearly	1.20	0.02	JAN. 2023	0.41
1617979-00-D,E	1617978		CR2-140-270-S-GI60/60-U	5.20	Posco / Yearly	1.18	0.25	JAN. 2023	5.86
	1487543		CR-340-410-LA-S-GI60/60-U	0.15	Posco / Yearly	1.20	0.01	JAN. 2023	0.17
	1487544		CR-340-410-LA-S-GI60/60-U	0.36	Posco / Yearly	1.20	0.02	JAN. 2023	0.41
1508628-00-D	1101049		CR-340-410-LA-S	0.09	Posco / Yearly	1.20	0.00	JAN. 2023	0.11
	1487680		HR-550-610-LA-S-GI60/60	0.27	Posco / Yearly	1.19	0.01	JAN. 2023	0.31
	1587680		HR-550-610-LA-S-GI60/60	0.19	Posco / Yearly	1.19	0.01	JAN. 2023	0.22

Production Pricing – Prod Parts (with GTC) (Defined Term) ver. February 2021	Page 20 of 27

Part Number End part	Part Number Sub part	Revision Level	Raw Material Type	Raw Material Weight (kg) (A)	Tier 2 RM Supplier Name / Update Frequency	Index Cost ($/kg) (B)	Scrap Re-Ssle ($) (C)	Date Base Set	RM Price (input to column (a) in the Unit Pricing above) (A*B)-C
1508627-00-C	1101049		CR-340-410-LA-S	0.09	Posco / Yearly	1.20	0.00	JAN. 2023	0.11
	1487679		HR-550-610-LA-S-GI60/60	0.27	Posco / Yearly	1.19	0.01	JAN. 2023	0.31
	1587679		HR-550-610-LA-S-GI60/60	0.19	Posco / Yearly	1.19	0.01	JAN. 2023	0.22
1566388-00-B	1487843		CR3-140-270-S-GI60/60-U	4.54	Posco / Yearly	1.22	0.33	JAN. 2023	5.19
1510098-00-H	1510098		6016-T4-S-IB-1/AT8x	0.82	Nanshan / Quarterly	4.83	0.45	JAN. 2023	3.52
1522163-00-H	1522163		6016-T4-S-IB-1/AT8x	0.82	Nanshan / Quarterly	4.83	0.45	JAN. 2023	3.52
1487850-00-J	1487844		CR3-140-270-S-GI60/60-U	3.44	Posco / Yearly	1.22	0.23	JAN. 2023	3.96
1553793-00-D	1553795		TWB	0.00	Gonvvama / Hal-Yearly	22.39		JAN. 2023	22.39
1553794-00-D	1553796		TWB	0.00	Gonvvama / Hal-Yearly	22.39		JAN. 2023	22.39
1562609-00-D	1562638		HF-950-1300-MnB-S-AS60/60-U	4.35	Arcelormittal	2.38	0.11	JAN. 2023	10.22
1562639-00-B	1562639		HF-950-1300-MnB-S-AS60/60-U	2.32	Vama / Half-Yearly	1.95	0.05	JAN. 2023	4.48
1609736-00-A	1553822		5754-O-S-ST-1	3.64	Nanshan / Quarterly	5.09	1.54	JAN. 2023	17.01
	1553823		6016-T4-S-IB-1	1.03	Lilai / Quarterly	7.10	0.40	JAN. 2023	6.91
1553837-00-A	1553837		6016-T4-S-IB-1	0.12	Lilai / Quarterly	7.95	0.03	JAN. 2023	0.94
	1059017		6016-T4-S-IB-1	2.28	Ruimin / Quarterly	5.15	0.98	JAN. 2023	10.80

Production Pricing – Prod Parts (with GTC) (Defined Term) ver. February 2021	Page 21 of 27

Part Number End part	Part Number Sub part	Revision Level	Raw Material Type	Raw Material Weight (kg) (A)	Tier 2 RM Supplier Name / Update Frequency	Index Cost ($/kg) (B)	Scrap Re-Ssle ($) (C)	Date Base Set	RM Price (input to column (a) in the Unit Pricing above) (A*B)-C
1059021-00-E	1059024		6016-T4-S-IB-1	0.32	Ruimin / Quarterly	5.15	0.13	JAN. 2023	1.52
	1615927		5754-O-S-ST-1	0.10	Nanshan / Quarterly	4.65	0.04	JAN. 2023	0.45
1059022-00-E	1059018		6016-T4-S-IB-1	2.28	Nanshan / Quarterly	5.15	0.98	JAN. 2023	10.80
	1059025		6016-T4-S-IB-1	0.32	Nanshan / Quarterly	5.15	0.13	JAN. 2023	1.52
	1615928		5754-O-S-ST-1	0.10	Nanshan / Quarterly	4.65	0.04	JAN. 2023	0.45
1553775-00-D	1553721		6016-T4-S-IB-1	0.83	Nanshan / Quarterly	5.51	0.55	JAN. 2023	4.01
	1553771		6016-T4-S-IB-1	0.03	Nanshan / Quarterly	5.18	0.02	JAN. 2023	0.16
1553776-00-D	1553722		6016-T4-S-IB-1	0.83	Nanshan / Quarterly	5.51	0.55	JAN. 2023	4.01
	1553772		6016-T4-S-IB-1	0.03	Nanshan / Quarterly	5.18	0.02	JAN. 2023	0.16
1553785-00-A	1553785		HF-800-950-MnB-S-AS60/60-U	1.77	Vama / Half-Yearly	2.00	0.12	JAN. 2023	3.43
1553786-00-A	1553786		HF-800-950-MnB-S-AS60/60-U	1.77	Vama / Half-Yearly	2.00	0.12	JAN. 2023	3.43
1420566-00-C	1420566		6111-T4-S-CR-1/AT6	0.15	Lilai / Quarterly	8.93	0.04	JAN. 2023	1.32
1647733-00-F	1553941		6016-T4-S-IB-1/AT8x	1.17	Ruimin / Quarterly	4.82	0.82	JAN. 2023	4.80
	1626029		6016-T4-S-IB-1/AT8x	0.66	Ruimin / Quarterly	4.72	0.50	JAN. 2023	2.62
	1650045		6016-T4-S-IB-1/AT8x	0.02	Lilai (Zhong wang) / Quarterly	7.78	0.01	JAN. 2023	0.18
	1769468		6016-T4-S-IB-1/AT8x	0.02	Lilai (Nanshan) / Quarterly	8.20	0.01	JAN. 2023	0.17

Production Pricing – Prod Parts (with GTC) (Defined Term) ver. February 2021	Page 22 of 27

Part Number End part	Part Number Sub part	Revision Level	Raw Material Type	Raw Material Weight (kg) (A)	Tier 2 RM Supplier Name / Update Frequency	Index Cost ($/kg) (B)	Scrap Re-Ssle ($) (C)	Date Base Set	RM Price (input to column (a) in the Unit Pricing above) (A*B)-C
1553983-00-B	1553983		6056-T4-S-ST-1/AT8x	2.20	LILAI(NOVELIS) / Quarterly	7.90	0.60	JAN. 2023	16.81
1487871-00-H	1487871		6016-T4-S-IB-1	1.67	Nanshan / Quarterly	4.83	1.02	JAN. 2023	7.02
1529383-00-G	1529383		6016-T4-S-IB-1	0.80	Nanshan / Quarterly	4.83	0.38	JAN. 2023	3.46
1487872-00-G	1487872		6016-T4-S-IB-1	1.67	Nanshan / Quarterly	4.83	1.02	JAN. 2023	7.02
1529384-00-K	1529384		6016-T4-S-IB-1	0.80	Nanshan / Quarterly	4.83	0.38	JAN. 2023	3.46
1487697-SS-F	1487497		TWB		AMTB / Hal-Yearly	104.52	0.00	JAN. 2023	104.52
	1487521		HF-800-950-MnB-S-AS60/60-U	0.63	Vama / Half-Yearly	2.01	0.02	JAN. 2023	1.24
	1487523		HF-950-1300-MnB-S-AS60/60-U	0.39	Vama / Half-Yearly	1.95	0.02	JAN. 2023	0.74
	1633443		HR-500-560-LA-S-GI60/60-U	1.32	Baosteel / Quarterly	1.65	0.09	JAN. 2023	2.08
	1633445		HR-500-560-LA-S-GI60/60-U	1.11	Baosteel / Quarterly	1.65	0.08	JAN. 2023	1.76
	1642008		CR1-140-270-S-GI60/60-U	0.02	Posco / Yearly	1.19	0.00	JAN. 2023	0.02
1487698-SS-F	1487497		TWB		AMTB / Hal-Yearly	104.52	0.00	JAN. 2023	104.52
	1487522		HF-800-950-MnB-S-AS60/60-U	0.63	Vama / Half-Yearly	2.01	0.02	JAN. 2023	1.24
	1487524		HF-950-1300-MnB-S-AS60/60-U	0.39	Vama / Half-Yearly	1.95	0.00	JAN. 2023	0.76
	1633444		HR-500-560-LA-S-GI60/60-U	1.32	Baosteel / Quarterly	1.65	0.09	JAN. 2023	2.08
	1633446		HR-500-560-LA-S-GI60/60-U	1.11	Baosteel / Quarterly	1.65	0.08	JAN. 2023	1.76
	1642008		CR1-140-270-S-GI60/60-U	0.02	Posco / Yearly	1.19	0.00	JAN. 2023	0.02

Production Pricing – Prod Parts (with GTC) (Defined Term) ver. February 2021	Page 23 of 27

1487809-Q1-L,00-M	1487533	TWB		AMTB / Hal-Yearly	107.67	0.00	JAN. 2023	107.67
	1487525	CR1-140-270-S-GI60/60-U	0.05	Posco / Yearly	1.17	0.00	JAN. 2023	0.06
	1487541	CR-340-410-LA-S-GI60/60-U	0.40	Posco / Yearly	1.20	0.03	JAN. 2023	0.44
	1487729	CR-440-780-DP-S-GI60/60-U	0.43	Posco / Yearly	1.33	0.02	JAN. 2023	0.56
	1092744	CR-340-410-LA-S	0.04	Posco / Yearly	1.20	0.00	JAN. 2023	0.05
	1076679	CR-340-410-LA-S	0.25	Posco / Yearly	1.20	0.01	JAN. 2023	0.29
	1076680	CR-340-410-LA-S	0.20	Posco / Yearly	1.20	0.01	JAN. 2023	0.22
	1516583	CR-700-980-DP-S-GI60/60-U	1.49	Posco / Yearly	1.38	0.11	JAN. 2023	1.95
	1518729	CR2-140-270-S-GI60/60-U	0.23	Posco / Yearly	1.15	0.02	JAN. 2023	0.24
1487810-Q1-L,00-M	1487534	TWB		AMTB / Hal-Yearly	107.67	0.00	JAN. 2023	107.67
	1487526	CR1-140-270-S-GI60/60-U	0.05	Posco / Yearly	1.17	0.00	JAN. 2023	0.06
	1487542	CR-340-410-LA-S-GI60/60-U	0.40	Posco / Yearly	1.20	0.03	JAN. 2023	0.44
	1487730	CR-440-780-DP-S-GI60/60-U	0.43	Posco / Yearly	1.33	0.02	JAN. 2023	0.56
	1092744	CR-340-410-LA-S	0.04	Posco / Yearly	1.20	0.00	JAN. 2023	0.05
	1076679	CR-340-410-LA-S	0.25	Posco / Yearly	1.20	0.01	JAN. 2023	0.29
	1076680	CR-340-410-LA-S	0.20	Posco / Yearly	1.20	0.01	JAN. 2023	0.22
	1516584	CR-700-980-DP-S-GI60/60-U	1.49	Posco / Yearly	1.38	0.11	JAN. 2023	1.95
	1518730	CR2-140-270-S-GI60/60-U	0.23	Posco / Yearly	1.15	0.02	JAN. 2023	0.24
1609143-TX-C,D	1609145	TWB		AMTB / Hal-Yearly	170.49		JAN. 2023	170.49
	1632083	HF-950-1300-MnB-S-AS60/60-U	0.39	Vama / Half-Yearly	1.95	0.00	JAN. 2023	0.76
	1624971	HF-800-950-MnB-S-AS60/60-U	0.65	Vama / Half-Yearly	2.01	0.02	JAN. 2023	1.28
	1622547	CR1-140-270-S-GI60/60-U	0.02	Posco / Yearly	1.19	0.00	JAN. 2023	0.03
	1642008	CR1-140-270-S-GI60/60-U	0.02	Posco / Yearly	1.19	0.00	JAN. 2023	0.02
	1633443	HR-500-560-LA-S-GI60/60-U	1.32	Baosteel / Quarterly	1.65	0.09	JAN. 2023	2.08
	1633445	HR-500-560-LA-S-GI60/60-U	1.11	Baosteel / Quarterly	1.65	0.08	JAN. 2023	1.76

Production Pricing – Prod Parts (with GTC) (Defined Term) ver. February 2021	Page 24 of 27

1609144-TX-C,D	1609146	TWB		AMTB / Hal-Yearly	170.49		JAN. 2023	0.00
	1632084	HF-950-1300-MnB-S-AS60/60-U	0.39	Vama / Half-Yearly	1.95	0.00	JAN. 2023	0.76
	1624972	HF-800-950-MnB-S-AS60/60-U	0.65	Vama / Half-Yearly	2.01	0.02	JAN. 2023	1.28
	1622547	CR1-140-270-S-GI60/60-U	0.02	Posco / Yearly	1.19	0.00	JAN. 2023	0.03
	1642008	CR1-140-270-S-GI60/60-U	0.02	Posco / Yearly	1.19	0.00	JAN. 2023	0.02
	1633444	HR-500-560-LA-S-GI60/60-U	1.32	Baosteel / Quarterly	1.65	0.09	JAN. 2023	2.08
	1633446	HR-500-560-LA-S-GI60/60-U	1.11	Baosteel / Quarterly	1.65	0.08	JAN. 2023	1.76
1608447-T9-F,TX-G	1608355	TWB		AMTB / Hal-Yearly	129.88	0.00	JAN. 2023	0.00
	1626717	CR-140-270-S-GI60/60-U	0.07	Posco / Yearly	1.17	0.00	JAN. 2023	0.07
	1487541	CR-340-410-LA-S-GI60/60-U	0.40	Posco / Yearly	1.20	0.03	JAN. 2023	0.44
	1618841	CR-440-780-DP-S-GI60/60-U	0.51	Posco / Yearly	1.33	0.03	JAN. 2023	0.65
	1619855	CR-700-980-DP-S-GI60/60-U	1.37	Posco / Yearly	1.38	0.09	JAN. 2023	1.80
	1616381	CR2-140-270-S-GI60/60-U	0.34	Posco / Yearly	1.15	0.03	JAN. 2023	0.36
	1754351	CR-420-480-LA-S-GI60/60-U	0.07	Posco / Yearly	1.32	0.00	JAN. 2023	0.08
1608448-T9-E,TX-F	1608356	TWB		AMTB / Hal-Yearly	129.88	0.00	JAN. 2023	0.00
	1626718	CR-140-270-S-GI60/60-U	0.07	Posco / Yearly	1.17	0.00	JAN. 2023	0.07
	1487542	CR-340-410-LA-S-GI60/60-U	0.40	Posco / Yearly	1.20	0.03	JAN. 2023	0.44
	1618842	CR-440-780-DP-S-GI60/60-U	0.51	Posco / Yearly	1.33	0.03	JAN. 2023	0.65
	1619856	CR-700-980-DP-S-GI60/60-U	1.37	Posco / Yearly	1.38	0.09	JAN. 2023	1.80
	1616382	CR2-140-270-S-GI60/60-U	0.34	Posco / Yearly	1.15	0.03	JAN. 2023	0.36
	1754352	CR-420-480-LA-S-GI60/60-U	0.07	Posco / Yearly	1.32	0.00	JAN. 2023	0.08

Production Pricing – Prod Parts (with GTC) (Defined Term) ver. February 2021	Page 25 of 27

Logistics Assumption (pick one) - Fremont

☒ Alternative 1: DAP Tesla Plant, Fremont, CA, USA (DAP Quote excludes all duties)

☐ Alternative 2: DAP                            Pick-up address: Click here to enter text.

☐ Alternative 3: Modified – DAP       Pick-up address: Click here to enter text.

☐ Alternative 4: FCA Seller’s plant    Pick-up address: Click here to enter text.

Logistics Assumption (pick one) - Texas

☐ Alternative 1: DAP Tesla Plant, Fremont, CA, USA (DAP Quote excludes all duties)

☐ Alternative 2: DAP                           Pick-up address: Click here to enter text.

☐ Alternative 3: Modified – DAP      Pick-up address:Click here to enter text.

☒ Alternative 4: FCA Seller’s plant   Pick-up address FCA - 19200 Marketplace Ave, Kyle, Texas, 78640, United States of America:

Notes:

1) DAP has the meaning as set forth in INCOTERMS 2010.

2) “Modified – DAP” is derived from INCOTERMS 2010 and includes all elements of the INCOTERMS 2010 definition with the following modifications: Tesla shall be responsible for: (a) payment of freight charges to the freight carrier; (b) selection of the freight carrier, organization of the logistics chain and ensuring arrival times are met; and (c) risk of loss/damage to the parts during transportation. Seller retains title to the goods until they are delivered at the Tesla location according to INCOTERMS 2010 DAP, at which point the payment process is initiated.

3) Unit pricing will be updated as follows, and Seller shall update the tables in Exhibit A above and promptly provide a copy to Tesla. Nothing below modifies Seller’s other obligations under Section 5.3 (Directed Suppliers) of the General Terms, and in all cases, Seller is responsible for promptly entering into supply agreements with suppliers, including Directed Suppliers, that are sufficient to ensure that Seller can meet its obligations to Tesla under this PPA, and Seller shall secure the right to make such supply agreements available to Tesla upon request:

a)	For raw material grades directed by Tesla:

●	Tesla Raw Material GSM will direct Seller to the approved processor or service center.

Production Pricing – Prod Parts (with GTC) (Defined Term) ver. February 2021	Page 26 of 27

●	The processor or service center will provide the raw material for coil/blanks to Seller at a price ($/kg or $/lb) approved by Tesla Raw Material GSM.

●	Processor / Service Center will update raw price ($/kg or $/lb) at the frequency approved by Tesla Raw Material GSM.

●	Seller will pass through raw material rate updates and corresponding changes in purchase price to Tesla at a set frequency ~~(i.e. monthly, quarterly, semi-annually, annually)~~ semi-annually agreed to with the Tesla Direct Material GSM.

●	Updated piece pricing will take effect at an offset (i.e. one month from receiving updated pricing) agreed to with the Tesla Direct Material GSM.

b)	For raw material grades not directed by Tesla:

●	Seller shall adjust unit prices every 6 months, beginning after this PPA is fully executed, based on the average CRU index Hot Rolled Steel Price in USD/T from the preceding 6 months.

●	All price increases or decreases must be supported by CRU steel index values.

●	Price changes will not be retroactive, they will take effect with a delay of one month after the date Seller informs Tesla of the raw material cost increase or decrease, and will be valid for the period of time indicated above.

●	The CRU price will be converted from USD to CAD$ using the average exchange rate for the 6 month period from the Bank of Canada. (This only applies to raw materials purchased from Canada.)

c)	For hardware and purchased parts directed by Tesla:

●	Seller to review with Tier 2 the directed hardware and purchased part price adjustment frequency.

●	Seller to pass through hardware and purchased part costs to Tesla at a set frequency (i.e. monthly, quarterly, semi-annually, annually) agreed to with the appropriate Tesla GSM.

●	Seller’s updated piece pricing will take effect at an offset (i.e. one month from receiving updated pricing) agreed to with the appropriate Tesla GSM.

Production Pricing – Prod Parts (with GTC) (Defined Term) ver. February 2021	Page 27 of 27